AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

AMENDMENT dated December 30, 2010 (this “Amendment”) to the AMENDED AND RESTATED EMPLOYMENT AGREEMENT dated as of December 15, 2008 (the “Employment Agreement”) by and between Chindex International, Inc., a Delaware corporation (the “Company” or “Chindex”), and Elyse Beth Silverberg (“Employee”).

WHEREAS, the Company and Employee have entered into the Employment Agreement; and

WHEREAS, the Company anticipates entering into a joint venture with Fosun Industrial Co., Limited or an affiliate thereof (the “Joint Venture”) to which the Company will contribute the Company’s Medical Products Division; and

WHEREAS, the Company desires Employee to perform services for the Joint Venture while remaining an employee of the Company and Employee agrees to perform such services;

NOW, THEREFORE, the parties agree to amend the Employment Agreement as follows:

1.     Section 1(a) of the Employment Agreement is hereby amended to insert the following after the first sentence thereof:

Employee agrees that, at the Company’s request, such employment shall include serving as Chief Operating Officer (“COO”) of the Joint Venture, in which capacity she will report to the Chief Executive Officer (“CEO”) and/or Board of Directors of the Joint Venture.

2.     Section 4(b)(1) of the Employment Agreement (the definition of “Good Reason”) is hereby amended by adding the following at the end thereof:

Notwithstanding the foregoing provisions of this Section 4(b)(1), the assignment of Employee to perform services as COO of the Joint Venture and to report to the CEO and/or Board of Directors of the Joint Venture shall not constitute Good Reason.

3.	Except as provided above, the Employment Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

/s/ Elyse Beth Silverberg
Elyse Beth Silverberg

CHINDEX INTERNATIONAL, INC.

By:	/s/ Roberta Lipson
Name:	Roberta Lipson
Title:	Chief Executive Officer

[Silverberg Employment Amendment Signature Page]